DELAWARE GROUP EQUITY FUNDS IV
DELAWARE GROWTH OPPORTUNITIES FUND

SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 26, 2001

The first paragraph under "What are the Fund's main investment strategies" on page 2 is deleted and replaced with the following:

We invest primarily in common stocks of medium-sized companies. We consider medium-sized companies to be those companies whose market capitalizations fall within the range represented in the Russell Midcap Index at the time of the Portfolio's investment. The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution on June 30, 2000, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index had an approximate market capitalization of $13 billion. We may also invest in securities that are convertible into common stock. In selecting stocks for the portfolio, we typically look for companies that have established themselves within their industry, but still have growth potential.

The second paragraph under "Our investment strategies" on page 4 is deleted and replaced with the following:

We strive to identify companies of medium market capitalization that offer above-average opportunities for long-term capital growth because they are poised to provide high and consistent earnings growth. Medium-sized companies are generally considered to be those whose market capitalizations are included in the range represented by the Russell Midcap Index.

The date of this Supplement is May 7, 2001.